[Photo Omitted]
[Photo of Mario J. Gabelli, CFA Omitted]


THE
GABELLI
BLUE CHIP VALUE
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                        THE GABELLI BLUE CHIP VALUE FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                                                                 [Photo Omitted]
                                       [Photo of Barbara G. Marcin, CFA Omitted]
                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,
      As the year ended the U.S. stock market recovered to prices held prior to the September attacks and closed on a slightly more positive note. However, the sharp declines in the economy and stock market for the year reflected the correction still underway from the investment spending boom of the 1990s. While the positive note might be simply that the worst is behind us, there is reason to believe that the deceleration in the fourth quarter marked the bottom. On January 11, 2002, Federal Reserve Board ("Fed") Chairman Alan Greenspan gave his thoughts on the economy and said "Recent signals about the current course of the economy have turned from unremittingly negative... to a far more mixed set of signals." But he went on to say that there is no visible strength and therefore indicated that his policy of low interest rates remains unchanged.

INVESTMENT PERFORMANCE
      For the fourth quarter ended December 31, 2001, The Gabelli Blue Chip Value Fund (the "Fund") rose 9.12%, compared with a return of 10.68% and 8.85% for the Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the trailing twelve-month period, the Fund fell 11.77%, versus a decline of 11.89% and 6.68% for the S&P 500 Index and the Lipper Large-Cap Value Fund Average, respectively. Since inception on August 26, 1999 through December 31, 2001, the Fund had a cumulative total return of 15.44%, which equates to an average annual return of 6.29%. The stocks with the strongest performance in the fourth quarter were those that had declined most in the previous quarter, dominated by concerns that the September 11th attack would cause a severe spending drop and recession. So Cendant, with most of its earnings dependent upon travel and lodging, was the strongest performer, as investors regained confidence after the company gave guidance outlining its earnings and cash flow. Other strong performers included Baker Hughes, Nextel, Compaq and Cablevision. There were only a few stocks that declined in the quarter, and not surprisingly they were the strong performers of the previous quarter, primarily the phone companies Sprint, Verizon, BellSouth and WorldCom. These companies had held up well in the third quarter under the premise that spending on phone and data calls is not discretionary. As investors reassessed the downside and became a little more positive, they sold these stocks to make more of a bet on cyclical companies exposed to a pickup in the economy.

INVESTMENT RESULTS (a)


                                                                    Quarter
                                                 ---------------------------------------------
                                                   1st          2nd         3rd          4th         Year
                                                   ---          ---         ---          ---         ----
  2001:   Net Asset Value ......................  $12.33      $12.31       $9.84        $10.71       $10.71
          Total Return .........................    1.3%       (0.2)%     (20.1)%         9.1%       (11.8)%
--------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ......................  $12.40      $12.16      $13.23       $12.17       $12.17
          Total Return .........................    6.4%       (1.9)%       8.8%        (2.2)%       11.1%
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ......................    --          --         $9.54       $11.65       $11.65
          Total Return .........................    --          --         (2.9)%(b)    23.5%        17.8%(b)
--------------------------------------------------------------------------------------------------------------

                 Average Annual Returns - December 31, 2001 (a)
--------------------------------------------------------------------------------
  1 Year .....................................  (11.77)%
  Life of Fund (b) ...........................    6.29%

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                 Rate Per Share            Reinvestment Price
-----------------                 --------------            ------------------
December 27, 2001                     $0.028                    $10.71
December 27, 2000                     $0.770                    $12.16
December 27, 1999                     $0.125                    $11.33

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.
--------------------------------------------------------------------------------

COMMENTARY
      We expect a moderate economic and profit recovery by the second half of this year. This recession started as a capital spending recession, and not the typical consumer led recession. The current attitude for businesses is still to put a hold on all discretionary spending of any kind, and to try to make profits by cutting costs, including employees. This will persist in the first quarter, but at some point, with the economy stabilizing, companies will begin to look ahead to spend in order to seed future business opportunities and increase profits. We have already endured a year and a half to two years of sharp declines in profits, capital spending and inventories, since the economy and stock market peaked, and recent data indicates that the downturn has at least moderated.

      If, as recent statistics indicate, the economy is stabilizing, then we will have had a mild downturn from which to recover. With a mild downturn, we will have a mild recovery. After a decade of growth, the excess capacity not only in telecommunications and technology but also broadly in the economy means that capital spending will be soft for a while. Since this was a capital spending recession, and not the typical consumer led recession, there will not be pent up demand from consumers to help fuel a strong recovery, either. The positive lift from consumer spending over the past year has helped to balance the drag from massive inventory liquidation. So while we can look forward to a tailwind once capital spending improves and inventory grows, this will be somewhat balanced by a moderate to weak consumer.

      After the large correction over the last two years, there are good values in the market. Some of these are in the technology and telecommunications sectors, which have been plagued with excess capacity after the buildup of 1999 and 2000. The unwillingness of the capital markets to fund these sectors now is forcing capacity reduction and capital expenditure cuts, the elimination of irrational spending models and finally,

[Graphic Omitted]
Edgar Representation of Data Points used in Printed Graphic as follows:
                S&P 500 Index        Gabelli Blue Chip Fund
8/26/99             10,000                    10,000
12/99               10,834                    11,778
12/00                9,848                    13,083
12/01                8,677                    11,543


bankruptcies. The fundamentals in these industries, including pricing and capacity, appear to at least have bottomed out, which will lead to better profit margins. At the same time, we have been strongly reminded that the same U.S. capital market system that occasionally allows an investment boom just as naturally allows for a natural clearing. This has been -- and continues to be -- a wrenching period for the economy and particularly for the companies and investors in the technology and telecommunications industries. However, it was necessary in order to wind up with stronger companies that can compete well, maintain market share and spend in order to continue the wave of consolidation, invention and new services in these industries that still has some years to go.

      Interestingly, in his January 11th speech Chairman Greenspan remained optimistic that over the longer term the economy can grow much faster than previously thought, because of the application of new productivity boosting technologies, saying that "the hypothesis of an accelerated productivity trend" had been tested in the downturn.

      This Federal Reserve has been the most aggressive in its history over the past twelve months, resulting in the lowest short-term interest rates in forty years. In addition to monetary policy, other positives for 2002 for both the economy and the stock market are fiscal policy stimulus in the form of increased government spending, lower tax rates, the fall in the price of oil, and a much more benign regulatory and anti-trust environment.

OUR APPROACH
      Assuming that there is evidence that the economy and corporate profits will turn up by the second half of this year, then the stock market, which usually anticipates the recovery by six to nine months, should start to incorporate that within the next few months.

      The overweight in technology in our Fund is the result of our investment in two holdings which have had their own specific difficulties, in addition to being in a sector that is out of favor. These two companies, Lucent and Compaq, are undervalued regardless of when the technology sector recovers. Even if individuals and companies do not resume spending on their products this year (although we believe that capital spending will resume in the second half of this year), we are confident that these two companies are in the process of resolving a number of issues which are being discounted in their prices right now, and which may result in a higher valuation by year end.

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENDANT CORP. (CD - $19.61 - NYSE) was our strongest performer in 2001, doubling its price as it regained credibility and began to trade more on the value of the long term cash flow and earnings it could generate, and less on the discount of its previous legal and financial problems stemming from the acquisition of CUC International in 1997. The company is highlighting the strong recurring cash flow and earnings from its brand franchises which should continue to attract investors this year.

LUCENT TECHNOLOGIES INC. (LU - $6.29 - NYSE), of course, has been the weak company in the weak telecommunications sector last year as capital spending came to a quick halt after the excesses of the internet and telecommunications buildup bubble. The company's value reflects several concerns which are in the process of being resolved: 1) the company had severe liquidity and balance sheet issues last year which have been resolved with a convertible debt offering and a number of asset sales 2) the company missed a technology turn a couple of years ago and conceded market share to competitors, but has shown traction with new products 3) despite having lost the confidence of its investors, the company did not lose the confidence of its customers and has had increasing market share from the large incumbent telecom providers who are the only ones spending, and finally, 4) the company was also considered to be weak because it lacked a permanent CEO, an issue which it recently resolved by appointing Patricia Russo who returns to Lucent after a period as chief financial officer at Kodak. We believe the company's valuation is reflecting not just the weak fundamentals of the telecom equipment sector, but also its own very specific problems and missteps, and as these issues abate over the next 12 months the stock should reach a much higher value assisted by its ownership of Agere.

AMERICAN HOME PRODUCTS (AHP - $61.36 - NYSE) strongly outperformed the pharmaceutical group last year, due to the recognition that the company has one of the best drug pipelines and has resolved issues that had hung over the company. We think that the company will continue to outperform its group and the market as it continues to regain its reputation as a quality pharmaceutical developer and manufacturer.

COMPAQ COMPUTER CORP. (CPQ - $9.76 - NYSE) similarly has issues which we believe are reflected in the price. Regardless of the outcome of the pending merger with Hewlett Packard, Compaq is a good value. The company has made a lot of progress operationally which is showing up in better margins, after initially being overwhelmed by the Dell model. While most technology mergers fail, this one is not about merging two technologies but instead about industry consolidation that will result in a stronger competitor with lower costs better able to service its customers.

CABLEVISION SYSTEMS CORP. (CVC - $47.45 - NYSE) is the nation's sixth largest cable TV operator, with a concentrated three million subscriber cluster in the metro New York area, and a majority interest in Madison Square Garden, which operates the New York Knicks and Rangers. We believe that Cablevision is undervalued on the basis of solid and improving cash flow which is driven by its subscriber base and future digital and modem roll-outs, as well as other future services which will leverage the capital infrastructure which has been built. In the fourth quarter, another cable operator, Comcast, won the bidding for the cable television business of AT&T, underpinning the value of Cablevison in this consolidating industry.

2001 continued the poor performance of the telecommunications sector which has been plagued with huge excess capacity after the buildup of 1999 and 2000. The unwillingness of the capital markets to fund the sector is forcing capacity reduction and capital expenditure cuts and the elimination of irrational spending models. The fundamentals of the sector, including pricing and capacity, have bottomed out and are leading to more stable pricing and higher profit margins. In addition, with a more benign regulatory and antitrust environment, we expect consolidation to continue and believe that the larger telecommunications holdings in the portfolio, specifically SPRINT FON GROUP (FON
- $20.08 - NYSE), NEXTEL COMMUNICATIONS INC. (NXTL - $10.96 - NASDAQ) and AT&T WIRELESS SERVICES INC. (AWE - $14.37 - NYSE), will participate in the consolidation.

The energy sector was the second worst performing sector in 2001 beating only the utility sector. The global recession, the price war between OPEC and Russia, the fights with California over the costs ultimately incurred after the shift to a deregulated market and the fallout from Enron all contributed to a poor outlook for the sector. But both commodity prices and rig day rates have stabilized, and natural gas prices are close to the 1998 trough. As the outlook for the economy stabilizes our holdings in EL PASO CORP. (EP - $44.61 - NYSE), BAKER HUGHES INC. (BHI - $36.47 - NYSE) and HALLIBURTON CO. (HAL - $13.10 -
NYSE) should outperform. El Paso and Halliburton were new purchases in the fourth quarter, both reflecting not only the poor current outlook for energy but each with its own specific issue which should abate over the next twelve months. El Paso Corp. generates solid cash and earnings from its natural gas pipeline and production. The company has been trading at a deep discount to its value reflecting low gas prices and the fallout from concern over the entire balance sheet of the industry after Enron's shenanigans surfaced. The fear of asbestos litigation has reached an almost ridiculous level for Halliburton, as over $10 billion has been knocked off the value of the company as a result of this concern. This is several multiples of even a pessimistic assessment of the liability, and most of this should be recaptured when this issue gets closer to being resolved.

LOOKING FORWARD
      Well before the fourth quarter investors were once again paying attention to a company's earnings and cash flow, and were shunning companies with unproven and flimsy business models. Then Enron imploded, and so in addition now investors are paying attention to a company's balance sheet and the way a company grows it business. For a while at least, investors will demand more transparency and reliability from management as they explain the way a company makes -- or doesn't make -- its profit.

      We have just been through two negative years in the stock market, which hasn't happened since the collapse of another bubble, known as "the nifty fifty" in 1973-1974. And despite the recovery at the end of the year, stock market averages are back to where they were in late 1998 and early 1999, meaning they have gone nowhere in three years. With the stock market prices back to these levels, we are optimistic that there is value in the broad market.

      The objective of the Fund is to get performance from companies that are temporarily out of favor for which we can identify a turnaround scenario or a catalyst to return the company to a much higher valuation. Most of the companies in the fund have been through not only the stock market's decline but also their own individual short-term problems, but they have very good longer term fundamentals which we expect to be realized. We are positive that the individual companies in the Fund have reasons to be selling at much higher values a year from now.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                         WHEN
      Special Chats:     Mario J. Gabelli            First Monday of each month
                         Howard Ward                 First Tuesday of each month
      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:


                          FEBRUARY                             MARCH                               APRIL
   1st Wednesday         Charles Minter & Martin Weiner        Henry van der Eb                    Susan Bryne
   2nd Wednesday         Ivan Arteaga                          Walter Walsh & Laura Linehan        Lynda Calkin
   3rd Wednesday         Tim O'Brien                           Tim O'Brien                         Caesar Bryan
   4th Wednesday         Barbara Marcin                        Barbara Marcin                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                             Sincerely,
                             /S/ Barbara G. Marcin, CFA
                             BARBARA G. MARCIN, CFA
                             Portfolio Manager
January 30, 2002



--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2001

Cendant Corp.                                 Philip Morris Companies Inc.
Lucent Technologies Inc.                      Baker Hughes Inc.
American Home Products Corp.                  Cablevision Systems Corp.
Sprint Corp. - FON Group                      WorldCom Inc. - WorldCom Group
Compaq Computer Corp.                         Disney (Walt) Co.

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                             MARKET
     SHARES                                      COST         VALUE
     ------                                  -----------   -----------

              COMMON STOCKS -- 95.3%
              AEROSPACE -- 1.7%
      6,800   Raytheon Co. ................. $   211,676   $   220,796
     12,900   Rockwell Collins Inc. ........     219,967       251,550
     12,900   Rockwell International Corp. .     356,617       230,394
                                             -----------   -----------
                                                 788,260       702,740
                                             -----------   -----------
              BUSINESS SERVICES -- 7.6%
    165,300   Cendant Corp.+ ...............   2,055,723     3,241,533
                                             -----------   -----------
              CABLE-- 3.0%
     27,000   Cablevision Systems Corp.,
               Cl. A+ ......................   1,432,256     1,281,150
                                             -----------   -----------
              COMMUNICATIONS EQUIPMENT-- 11.3%
    163,300   Agere Systems Inc., Cl. A+ ...   1,001,662       929,177
    420,300   Lucent Technologies Inc.+ ....   3,565,632     2,643,687
     52,800   Motorola Inc. ................     741,024       793,056
     58,000   Nortel Networks Corp. ........     967,811       435,000
                                             -----------   -----------
                                               6,276,129     4,800,920
                                             -----------   -----------
              COMPUTER HARDWARE -- 4.2%
    180,900   Compaq Computer Corp. ........   3,403,265     1,765,584
                                             -----------   -----------
              COMPUTER SOFTWARE AND SERVICES-- 0.7%
     21,000   EMC Corp.+ ...................     617,025       282,240
                                             -----------   -----------
              CONSUMER PRODUCTS -- 5.2%
     36,400   Mattel Inc. ..................     562,522       626,080
     34,300   Philip Morris Companies Inc. .   1,597,430     1,572,655
                                             -----------   -----------
                                               2,159,952     2,198,735
                                             -----------   -----------
              DIVERSIFIED INDUSTRIAL-- 2.2%
     28,000   Honeywell Inc. ...............   1,103,334       946,960
                                             -----------   -----------
              ELECTRONICS -- 2.0%
     19,200   Analog Devices Inc.+ .........     831,516       852,288
                                             -----------   -----------
              ENERGY AND UTILITIES-- 17.4%
      5,000   Anadarko Petroleum Corp. .....     260,250       284,250
      6,600   Apache Corp. .................     253,500       329,208
     41,100   Baker Hughes Inc. ............   1,587,208     1,498,917
     35,200   Conoco Inc. ..................   1,067,711       996,160
      8,000   Devon Energy Corp. ...........     269,440       309,200
     25,000   El Paso Corp. ................     963,750     1,115,250
     22,100   EOG Resources Inc. ...........     828,429       864,331
     60,000   Halliburton Co. ..............     793,548       786,000
      8,600   Kinder Morgan Inc. ...........     368,219       478,934
     27,300   Williams Companies Inc. (The)    1,095,145       696,696
                                             -----------   -----------
                                               7,487,200     7,358,946
                                             -----------   -----------
              ENTERTAINMENT -- 3.7%
     14,000   AOL Time Warner Inc.+ ........     466,795       449,400
     54,000   Disney (Walt) Co. ............   1,541,647     1,118,880
                                             -----------   -----------
                                               2,008,442     1,568,280
                                             -----------   -----------
              FINANCIAL SERVICES -- 3.9%
     15,600   Lehman Brothers Holdings Inc.    1,040,067     1,042,080
     40,000   Schwab (Charles) Corp. .......     621,600       618,800
                                             -----------   -----------
                                               1,661,667     1,660,880
                                             -----------   -----------


                                                             MARKET
     SHARES                                      COST         VALUE
     ------                                  -----------   -----------

              FOOD AND BEVERAGE -- 0.6%
     10,000   McDonald's Corp. ............. $   293,785   $   264,700
                                             -----------   -----------
              HEALTH CARE -- 8.3%
     41,200   American Home Products Corp. .   2,341,386     2,528,032
     27,900   Schering-Plough Corp. ........   1,103,735       999,099
                                             -----------   -----------
                                               3,445,121     3,527,131
                                             -----------   -----------
              PAPER AND FOREST PRODUCTS-- 2.4%
     25,400   International Paper Co. ......     932,500     1,024,890
                                             -----------   -----------
              TELECOMMUNICATIONS-- 15.0%
      8,500   ALLTEL Corp. .................     456,586       524,705
     12,300   BellSouth Corp. ..............     495,556       469,245
     50,733   Qwest Communications
               International Inc. ..........   1,420,306       716,857
      9,200   SBC Communications Inc. ......     411,792       360,364
    110,500   Sprint Corp. - FON Group .....   2,510,806     2,218,840
     19,000   Verizon Communications .......   1,004,198       901,740
     83,400   WorldCom Inc. - WorldCom
               Group+ ......................   1,324,883     1,174,272
                                             -----------   -----------
                                               7,624,127     6,366,023
                                             -----------   -----------
              TRANSPORTATION -- 1.8%
     34,200   Ryder System Inc. ............     666,670       757,530
                                             -----------   -----------
              WIRELESS COMMUNICATIONS-- 4.3%
     60,200   AT&T Wireless Services Inc.+ .   1,177,240       865,074
     87,000   Nextel Communications Inc.,
               Cl. A+ ......................   1,095,769       953,520
                                             -----------   -----------
                                               2,273,009     1,818,594
                                             -----------   -----------
              TOTAL COMMON STOCKS ..........  45,059,981    40,419,124
                                             -----------   -----------

              U.S. GOVERNMENT OBLIGATIONS-- 5.0%
 $2,128,000   U.S. Treasury Bills,
               1.630% to 1.650%++,
               01/03/02 to 01/10/02 ........ $ 2,127,385   $ 2,127,385
                                             -----------   -----------
              TOTAL
               INVESTMENTS-- 100.3% ........ $47,187,366    42,546,509
                                             ===========   ===========
              OTHER ASSETS AND
               LIABILITIES (NET)-- (0.3)% ..............      (143,697)
                                                           -----------
              NET ASSETS-- 100.0% ......................   $42,402,812
                                                           ===========

  --------------
              For Federal tax purposes:
              Aggregate cost ...........................   $48,426,050
                                                           ===========
              Gross unrealized appreciation ............   $ 2,103,405
              Gross unrealized depreciation ............    (7,982,947)
                                                           -----------
              Net unrealized depreciation ..............   $(5,879,542)
                                                           ===========
  --------------
  + Non-income  producing  security.
 ++ Represents  annualized yield at date of purchase.



                 See accompanying notes to financial statements.

                        THE GABELLI BLUE CHIP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $47,187,366) ................. $42,546,509
  Cash .....................................................       1,506
  Dividends and interest receivable ........................      32,076
  Receivable for investments sold ..........................     987,823
  Receivable for Fund shares sold ..........................      14,036
  Other assets .............................................         943
                                                             -----------
  TOTAL ASSETS .............................................  43,582,893
                                                             -----------
LIABILITIES:
  Payable for investments purchased ........................     889,168
  Payable for Fund shares redeemed .........................     183,652
  Payable for investment advisory fees .....................      36,281
  Payable for distribution fees ............................       8,900
  Other accrued expenses ...................................      62,080
                                                             -----------
  TOTAL LIABILITIES ........................................   1,180,081
                                                             -----------
  NET ASSETS applicable to 3,957,727
    shares outstanding ..................................... $42,402,812
                                                             ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value .............................. $     3,958
  Additional paid-in capital ...............................  54,682,184
  Accumulated net realized loss on investments .............  (7,642,473)
  Net unrealized depreciation on investments ...............  (4,640,857)
                                                             -----------
  TOTAL NET ASSETS ......................................... $42,402,812
                                                             ===========
  NET ASSET VALUE, offering and redemption
    price per share ($42,402,812 / 3,957,727
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ................. $     10.71
                                                             ===========



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ............................................... $    640,474
  Interest ................................................      122,514
                                                            ------------
  TOTAL INVESTMENT INCOME .................................      762,988
                                                            ------------
EXPENSES:
  Investment advisory fees ................................      550,988
  Distribution fees .......................................      137,747
  Shareholders services fees ..............................       81,171
  Shareholder communications expenses .....................       50,506
  Registration fees .......................................       37,671
  Recovery of reimbursed expenses .........................       34,909
  Trustees' fees ..........................................       23,868
  Custodian fees ..........................................       20,773
  Legal and audit fees ....................................       19,130
  Miscellaneous expenses ..................................        6,729
                                                            ------------
  TOTAL EXPENSES ..........................................      963,492
                                                            ------------
  NET INVESTMENT LOSS .....................................     (200,504)
                                                            ------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investments ........................   (7,502,792)
  Net change in unrealized
    depreciation on investments ...........................   (5,171,854)
                                                            ------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ........................................  (12,674,646)
                                                            ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ....................................... $(12,875,150)
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED          YEAR ENDED
                                                                              DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                              -----------------   -----------------
OPERATIONS:
  Net investment loss .......................................................   $   (200,504)        $   (39,935)
  Net realized gain (loss) on investments ...................................     (7,502,792)          1,466,696
  Net change in unrealized depreciation on investments ......................     (5,171,854)           (489,260)
                                                                                ------------         -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...............................................    (12,875,150)            937,501
                                                                                ------------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ..........................................       (111,217)         (1,437,786)
                                                                                ------------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................       (111,217)         (1,437,786)
                                                                                ------------         -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ................     29,697,489          18,964,098
                                                                                ------------         -----------
  NET INCREASE IN NET ASSETS ................................................     16,711,122          18,463,813
                                                                                ------------         -----------
NET ASSETS:
  Beginning of period .......................................................     25,691,690           7,227,877
                                                                                ------------         -----------
  End of period .............................................................   $ 42,402,812         $25,691,690
                                                                                ============         ===========


                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Blue Chip Value Fund (the "Fund") was organized on May 13, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 26, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Asset Management Inc. The Fund's primary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the period ended December 31, 2001, reclassifications were made to decrease accumulated net investment loss for $200,504 and decrease distributions in excess of net realized gain on investments for $71 with an offsetting adjustment to additional paid in capital.

For the fiscal year ended December 31, 2001, the tax character of distributions paid on a tax basis does not materially differ from accounting principles generally accepted in the United States.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

             Accumulated capital loss carryforwards .......  $ (6,403,788)
             Net unrealized depreciation ..................    (5,879,542)
                                                             ------------
             Total accumulated loss .......................  $(12,283,330)
                                                             ============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $6,403,788. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.


3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio,

THE GABELLI BLUE CHIP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets. For the year ended December 31, 2001, the Fund repaid the Adviser $34,909 and has no further repayment obligation.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $137,747, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2001, other than short-term securities, aggregated $74,698,877 and $45,940,257, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                     ---------------------------     ----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     -----------   -------------     -----------     ------------
    Shares sold ....................................  7,999,069    $103,703,517       2,620,117      $33,123,194
    Shares issued upon reinvestment of dividends ...     10,165         108,860         115,966        1,410,150
    Shares redeemed ................................ (6,163,080)    (74,114,888)     (1,244,786)     (15,569,246)
                                                     ----------    ------------      ----------      -----------
    Net increase ...................................  1,846,154    $ 29,697,489       1,491,297      $18,964,098
                                                     ==========    ============      ==========      ===========


THE GABELLI BLUE CHIP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout the period:

                                                                   YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                                                DECEMBER 31, 2001   DECEMBER 31, 2000    DECEMBER 31, 1999+
                                                                -----------------   -----------------    --------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ......................      $ 12.17             $ 11.65             $ 10.00
                                                                     -------             -------             -------
    Net investment loss .......................................        (0.05)              (0.02)              (0.01)
    Net realized and unrealized gain (loss)
       on investments .........................................        (1.38)               1.31                1.79
                                                                     -------             -------             -------
    Total from investment operations ..........................        (1.43)               1.29                1.78
                                                                     -------             -------             -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net realized gain on investments ..........................        (0.03)              (0.77)              (0.11)
    In excess of net realized gain on investments .............           --                  --               (0.02)
                                                                     -------             -------             -------
    Total distributions .......................................        (0.03)              (0.77)              (0.13)
                                                                     -------             -------             -------
    Net asset value, end of period ............................      $ 10.71             $ 12.17             $ 11.65
                                                                     =======             =======             =======
    Total return++ ............................................      (11.8)%               11.1%               17.8%
                                                                     =======             =======             =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ......................      $42,403             $25,692             $ 7,228
    Ratio of net investment loss to average net assets ........      (0.36)%             (0.29)%             (0.50)%(a)
    Ratio of operating expenses to average net assets
       net of reimbursement ...................................        1.75%               2.00%               2.00%(a)
    Ratio of operating expenses to average net assets
       before reimbursements (b) ..............................        1.75%               2.25%               4.86%(a)
    Portfolio turnover rate ...................................          92%                107%                 71%

--------------------------------
  +  From  commencement  of  investment  operations  on August 26,  1999 through December 31, 1999.
 ++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized.
(a)  Annualized.
(b) During the periods ended December 31, 2000 and 1999, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown. Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $34,909 during 2001, representing previous reimbursed expenses from the Adviser. During the period ended December 31, 2001, had such payment not been made, the expense ratio would have been 1.68%.

                 See accompanying notes to financial statements.

THE GABELLI BLUE CHIP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of The Gabelli Blue Chip Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Blue Chip Value Fund (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gabelli Blue Chip Value Fund at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /S/ Ernst & Young LLP

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of short term capital gains) totaling $0.03 per share. For the fiscal year ended December 31, 2001, 13.03% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 16.34%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Blue Chip Value Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI BLUE CHIP FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Blue Chip Value Fund Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Blue Chip Value Fund at One Corporate Center, Rye, NY 10580.

                              TERM OF           NUMBER OF
NAME, POSITION(S)            OFFICE AND       FUNDS IN FUND
    ADDRESS 1                LENGTH OF      COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
    AND AGE                TIME SERVED 2        BY TRUSTEE        DURING PAST FIVE YEARS                   HELD BY TRUSTEE
----------------           -------------    ----------------     -----------------------                 -------------------
INTERESTED TRUSTEES 3:
-------------------
MARIO J. GABELLI             Since 1999            21        Chairman of the Board and Chief Executive  Director of Morgan Group
Trustee and President                                        Officer of Gabelli Asset Management Inc.   Holdings, Inc.
Age: 59                                                      and  Chief Investment Officer of Gabelli   (transportation services);
                                                             Funds, LLC and GAMCO Investors, Inc.;      Vice Chairman of Lynch
                                                             Chairman and Chief Executive Officer of    Corporation (diversified
                                                             Lynch Interactive Corporation (multimedia  manufacturing and
                                                             and services)                              communication services)

KARL OTTO POHL               Since 1999            30        Member of the Shareholder Committee of     Director of Gabelli Asset
Trustee                                                      Sal Oppenheim Jr. & Cie (private           Management Inc.
Age: 72                                                      investment bank); Former President of the  (investment management);
                                                             Deutsche Bundesbank and Chairman of its    Chairman, Incentive Capital
                                                             Central Bank Council (1980-1991)           and Incentive Asset
                                                                                                        Management (Zurich);
                                                                                                        Director at Sal Oppenheim
                                                                                                        Jr. & Cie, Zurich

NON-INTERESTED TRUSTEES:
------------------------
ANTHONY J. COLAVITA          Since 1999            32        President and Attorney at Law in the law               --
Trustee                                                      firm of Anthony J. Colavita, P.C.
Age: 66

VINCENT D. ENRIGHT           Since 1999            10        Former Senior Vice President and Chief                 --
Trustee                                                      Financial Officer of KeySpan Energy
Age: 58                                                      Corporation

MARY E. HAUCK                Since 2000             6        Retired Senior Manager of the Gabelli                  --
Trustee                                                      O'Connor Fixed Income Mutual Funds
Age: 59                                                      Management Company

WERNER J. ROEDER, MD         Since 1999            26        Medical Director of Lawrence Hospital and              --
Trustee                                                      practicing private physician
Age: 61

OFFICERS:
BRUCE N. ALPERT              Since 1999            --        Executive Vice President and Chief                     --
Vice President and Treasurer                                 Operating Officer of Gabelli Funds, LLC
Age: 50                                                      since 1988 and an officer of all mutual
                                                             funds advised by Gabelli Funds, LLC and
                                                             its affiliates. Director and President of
                                                             Gabelli Advisers, Inc.

JAMES E. MCKEE               Since 1999            --        Vice President, General Counsel and                    --
Secretary                                                    Secretary of Gabelli Asset Management
Age: 38                                                      Inc. since 1999 and GAMCO Investors, Inc.
                                                             since 1993; Secretary of all mutual funds
                                                             advised by Gabelli Advisers, Inc. and
                                                             Gabelli Funds, LLC

1  Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2  Each  Trustee will hold office for an  indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Agreement and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
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


                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                       Mary E. Hauck
CHAIRMAN AND CHIEF                          (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                          GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.               MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                         Karl Otto Pohl
ATTORNEY-AT-LAW                             FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                   DEUTSCHE BUNDESBANK

Vincent D. Enright                          Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                 LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA                       Barbara G. Marcin, CFA
PRESIDENT AND CHIEF                         PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                             James E. McKee
VICE PRESIDENT AND TREASURER                SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


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This report is submitted for the general  information of the shareholders of The
Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB402Q401SR